[logo] M F S(SM)                                                  ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                              DECEMBER 31, 1996
MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST


[Graphic Omitted]

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST

TRUSTEES                                       INVESTMENT ADVISER
A. Keith Brodkin*                              Massachusetts Financial Services
Chairman and President                           Company
                                               500 Boylston Street
Nelson J. Darling, Jr.                         Boston, MA 02116-3741
Trustee, Eastern Enterprises
(diversified holding company)                  DISTRIBUTOR
                                               MFS Fund Distributors, Inc.
William R. Gutow                               500 Boylston Street
Vice Chairman,                                 Boston, MA 02116-3741
Capitol Entertainment Management Company
(Blockbuster Video Franchise)                  SHAREHOLDER SERVICE CENTER
                                               MFS Service Center, Inc.
PORTFOLIO MANAGER                              P.O. Box 1400
Geoffrey L. Kurinsky*                          Boston, MA 02107-9906

TREASURER                                      For additional information,
W. Thomas London*                              contact your financial adviser.

ASSISTANT TREASURER                            CUSTODIAN
James O. Yost*                                 Investors Bank & Trust Company

SECRETARY                                      AUDITORS
Stephen E. Cavan*                              Deloitte & Touche LLP

ASSISTANT SECRETARY                            WORLD WIDE WEB
James R. Bordewick, Jr.*                       www.mfs.com

*Affiliated with the Investment Adviser

Dear Contract Owner:
The pattern of slow but sustainable growth seen in most of the world in 1996 seems likely to continue in 1997. While it looks as if U.S. growth in 1997 will slow modestly relative to 1996, there is evidence that Europe and, to a lesser degree, Japan are continuing their recoveries from recession. At the same time, companies in many emerging markets are reporting robust increases in earnings as these markets benefit from higher-than-average economic growth and market reforms, which should continue to provide more opportunities for development and trade.

    After more than six years of expansion, the U.S. economy appears headed toward another year of at least moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Recent gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high level of consumer debt and the attendant rise in personal bankruptcies, as well as in the modestly disappointing level of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

    We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

    In U.S. bond markets, conflicting signals over the strength of the economy have created near-term volatility. Even comments by Federal Reserve Chairman Alan Greenspan late in 1996 created some uncertainty over the Federal Reserve Board's next move. We expect the Fed to maintain its anti-inflationary stance should signs of more rapid economic growth and, particularly, higher inflation resurface. While inflationary forces largely remained in check in 1996, the continued strength in the labor market and rising energy prices mean that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now less than 2%, which we consider a positive development for the bond markets. Although interest rates may move higher over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

    Internationally, the environment of moderate growth, benign inflation, and fairly steady interest rates is also providing support for investment markets and should help support valuation levels in the coming year. Throughout the world, the key to stock market performance in 1997 will be corporate earnings growth. While U.S. earnings growth is slowing but still expected to be fairly healthy, we anticipate that a number of European countries will see an acceleration in earnings growth and improved valuations in 1997. Despite this environment, many European countries trade at discounts to the United States. In particular, we see opportunities in some of the multinationals and businesses with the ability to generate steady earnings growth. In Japan, a recovery appears to be taking place, but at a very modest rate, with valuations still at high levels. In the emerging markets, the long-term economic growth story remains intact and, although selectivity is even more important in these markets, more companies are benefiting from this growth and trading at below-average global valuations.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                  /s/ Geoffrey L. Kurinsky
    A. Keith Brodkin                      Geoffrey L. Kurinsky
    Chairman and President                Portfolio Manager

January 13, 1997

MFS BOND SERIES
For the year ended December 31, 1996, the Series provided a total return of 2.09%. This compares to a 2.90% return for the Lehman Brothers Government/ Corporate Bond Index, an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt. While intra-year volatility moved interest rates in many directions in 1996, as a whole, interest rates moved higher, making it a tough year for fixed-income investors. After beginning the year at 5.5%, interest rates on 10-year Treasury securities ended the year around 6.5%. This backup was caused by an unexpected pickup in economic activity over the first half of the year and by fears of accelerating inflation, which turned out to be unfounded.

    The Series continued to build up its weighting in investment-grade corporate securities, which reached approximately 50% of the portfolio by year-end. We are targeting an eventual 65% to 75% allocation of both high-grade and high-yield corporate securities. As the U.S. economy continues its growth, we expect the general rule that corporate securities outperform Treasury securities during periods of economic growth will continue to prevail (although the principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). Credit fundamentals of corporations generally improve during periods of economic growth and deteriorate during periods of recession.

    In terms of specific sectors, the Series' overweighted position in the airline sector contributed to its strong performance. This sector provided a return of 7.25% for the period, which was the best-performing sector of the investment-grade corporate bond market. The sector continues to benefit from the pickup in economic activity and a 10% to 20% increase in airline fares.

    The Series' exposure to the cable/media sector was a drag on performance during the period. The sector's performance of 2.19% was among the worst in the investment-grade corporate bond market. The Series' largest holding, TeleCommunications Inc., underperformed as the Standard & Poor's rating agency has alerted that it may return its rating to below-investment-grade status. We have retained our position based on our view that the downgrade is already reflected in current pricing. If the investment-grade ratings are affirmed, there is the potential for significant price appreciation.

    Given our view that the market is fairly valued, we are maintaining the Series duration (a measure of interest rate sensitivity) at 5.8 years, which we consider appropriate for this Series' universe. We will persist in building our exposure to both the investment-grade and high-yield corporate bond markets based on our outlook for continued steady economic growth into 1997.

PORTFOLIO MANAGER'S PROFILE
Geoffrey L. Kurinsky is Senior Vice President of Massachusetts Financial Services (MFS) and has managed MFS Bond Series since its inception in 1995. He joined MFS in 1987 in the Fixed Income Department and was named Vice President in 1990 and Senior Vice President in 1993. Mr. Kurinsky is a graduate of the University of Massachusetts and holds a Master's in Business Administration and Finance from Boston University.

PERFORMANCE SUMMARY
The information below illustrates the historical performance of MFS Bond Series shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from November 1, 1995 to December 31, 1996)

                            Lehman Brothers Government/           Consumer
         MFS Bond Series       Corporate Bond Index          Price Index -- U.S.
11/95        10000.0               10000.0                         10000.0
12/95        10300.0               10314.0                         10013.0
 3/96        10027.0               10073.0                         10152.0
 6/96         9987.0               10120.0                         10225.0
 9/96        10149.0               10299.0                         10300.0
12/96        10516.0               10614.0                         10372.0

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1996

                                                        1 Year             Life+
--------------------------------------------------------------------------------
MFS Bond Series                                         +2.09%            +4.32%
--------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index(++)     +2.90%            +6.44%
--------------------------------------------------------------------------------
Consumer Price Index*(++)                               +3.56%            +3.12%
--------------------------------------------------------------------------------

 (+) For the period from the commencement of investment operations, October 24,
     1995 to December 31, 1996.
   * The Consumer Price Index is a popular measure of change in prices.
(++) Source: CDA/ Wiesenberger.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the product's annual report for performance that reflects the fees and charges imposed by insurance company separate accounts.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Series results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1996
Bonds - 83.4%
--------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)         Value
--------------------------------------------------------------------------------
U.S. Bonds - 76.8%
  Airlines - 4.4%
    Continental Airlines, Inc., 9.5s, 2001##               $   10      $ 10,200
    Continental Airlines, Inc., 9.5s, 2013                      5         5,625
    Delta Airlines, Inc., 8.5s, 2002                           10        10,588
    Jet Equipment Trust, 9.41s, 2010##                          5         5,769
    Jet Equipment Trust, 8.64s, 2012##                          4         5,310
                                                                       --------
                                                                       $ 37,492
--------------------------------------------------------------------------------
  Automotive - 0.6%
    Mark IV Industries, Inc., 7.75s, 2006                  $    5      $  4,912
--------------------------------------------------------------------------------
  Banks and Credit Companies - 4.6%
    ABN Amro Bank N.V., 7.3s, 2026                         $    5      $  4,838
    Advanta Corp., 7.47s, 2001                                  5         5,100
    BankAmerica Capital, 8s, 2026                               5         5,060
    Capital One Bank, 6.75s, 2000                              10         9,987
    Capital One Financial Corp., 7.25s, 2003                   10         9,838
    MBNA Capital, 8.278s, 2026                                  5         5,019
                                                                       --------
                                                                       $ 39,842
--------------------------------------------------------------------------------
  Building - 1.2%
    USG Corp., 9.25s, 2001                                 $   10      $ 10,650
--------------------------------------------------------------------------------
  Business Machines - 0.5%
    International Business Machines Corp.,
      7.125s, 2006                                         $    5      $  4,831
--------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Philip Morris Cos., Inc., 7.65s, 2008                  $    5      $  5,106
--------------------------------------------------------------------------------
  Entertainment - 1.8%
    Time Warner, Inc., 7.45s, 1998                         $    5      $  5,055
    Time Warner, Inc., 8.375s, 2023                            10        10,138
                                                                       --------
                                                                       $ 15,193
--------------------------------------------------------------------------------
  Financial Institutions - 3.6%
    Contifinancial Corp., 8.375s, 2003                     $    5      $  5,150
    Crown, Cork & Seal Finance, 7s, 2006                        5         4,944
    Hubco, Inc., 8.2s, 2006##                                   5         5,200
    Lehman Brothers Holdings, 7.5s, 2026                       10        10,250
    Salton Sea Funding Corp., 7.84s, 2010                       5         5,027
                                                                       --------
                                                                       $ 30,571
--------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    RJR Nabisco, Inc., 8.75s, 2004                         $   10      $ 10,093
--------------------------------------------------------------------------------
  Forest and Paper Products - 1.2%
    Boise Cascade Corp., 7.43s, 2005                       $   10      $ 10,150
--------------------------------------------------------------------------------
  Insurance - 4.4%
    Equitable Life Assurance, 7.7s, 2015                   $    3      $  3,026
    Fairfax Financial Holdings Ltd., 8.3s, 2026                 5         5,217
    Liberty Mutual Insurance Co., 8.2s, 2007##                  5         5,310
    Nationwide Mutual Insurance Co., 7.5s, 2024##              10         9,320
    Travelers Capital, 7.75s, 2036                             15        14,550
                                                                       --------
                                                                       $ 37,423
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    Tenet Healthcare Corp., 8.625s, 2003                   $    5      $  5,275
--------------------------------------------------------------------------------
  Oils - 4.1%
    Enserch Exploration, Inc., 7.54s, 2009##               $    5      $  4,925
    Mitchell Energy & Development Corp.,
      6.75s, 2004                                              10         9,339
    Oryx Energy Co., 8.375s, 2004                              10        10,334
    Tosco Corp., 7.625s, 2006                                  10        10,324
                                                                       --------
                                                                       $ 34,922
--------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.8%
    Loewen Group International, Inc., 7.5s, 2001           $   10      $ 10,000
    Taubman Realty Group, 8s, 2001                              5         5,161
                                                                       --------
                                                                       $ 15,161
--------------------------------------------------------------------------------
  Special Products and Services - 0.6%
    Stewart Enterprises, 6.7s, 2003                        $    5      $  4,906
--------------------------------------------------------------------------------
  Stores - 0.6%
    Price/Costco, Inc., 7.125s, 2005                       $    5      $  5,001
--------------------------------------------------------------------------------
  Telecommunications - 3.8%
    360 Communications Co., 7.5s, 2006                     $    7      $  6,943
    Tele-Communications, Inc., 7.385s, 2001                    20        20,198
    Tele-Communications, Inc., 10.125s, 2022                    5         5,490
                                                                       --------
                                                                       $ 32,631
--------------------------------------------------------------------------------
  U.S. Treasury Obligations - 31.0%
    U.S. Treasury Notes, 6s, 1999                          $   10      $  9,998
    U.S. Treasury Notes, 9.125s, 1999                           5         5,343
    U.S. Treasury Notes, 6.5s, 2001                             5         5,055
    U.S. Treasury Notes, 6.5s, 2005                             5         5,032
    U.S. Treasury Notes, 6.5s, 2006                            41        41,224
    U.S. Treasury Notes, 6.875s, 2006                         110       113,352
    U.S. Treasury Notes, 7s, 2006                              36        37,401
    U.S. Treasury Bonds, 7.625s, 2025                           6         6,665
    U.S. Treasury Bonds, 6.75s, 2026                           40        40,300
                                                                       --------
                                                                       $264,370
--------------------------------------------------------------------------------
  Utilities - Electric - 7.8%
    Arkansas Power & Light Co., 8.75s, 2026                $   10      $ 10,302
    Coastal Corp., 7.75s, 2035                                 20        20,361
    First PV Funding Corp., 10.3s, 2014                         5         5,325
    Long Island Lighting Co., 8.9s, 2019                       15        15,304
    Louisiana Power & Light Co., 8.75s, 2026                    5         5,056
    Niagara Mohawk Power, 8s, 2004                              5         4,803
    Texas-New Mexico Power Co., 12.5s, 1999                     5         5,432
                                                                       --------
                                                                       $ 66,583
--------------------------------------------------------------------------------
  Utilities - Gas - 2.4%
    California Energy Co., 0s, 2004                        $    5      $  5,268
    Louis Dreyfus Natural Gas, 9.25s, 2004                      5         5,256
    NGC Corp., 7.625s, 2026                                     5         5,094
    Ras Laffan Gas, 8.294s, 2014##                              5         5,067
                                                                       --------
                                                                       $ 20,685
--------------------------------------------------------------------------------
Total U.S. Bonds                                                       $655,797
--------------------------------------------------------------------------------
Foreign Bonds - 6.6%
  Australia - 0.6%
    Qantas Airways Ltd., 7.5s, 2003
      (Airlines)##                                         $    5      $  5,114
--------------------------------------------------------------------------------
  Canada - 2.4%
    Canadian Pacific Forest, 9.25s, 2002
      (Forest and Paper Products)                          $    5      $  5,080
    Gulf Canada Resources Ltd., 8.35s, 2006
      (Utilities - Gas)                                         5         5,169
    Husky Oil Ltd., 7.125s, 2006 (Oils)                        10        10,000
                                                                       --------
                                                                       $ 20,249
--------------------------------------------------------------------------------
  Chile - 1.8%
    Empresa Electric Pehuenche, 7.3s, 2003
      (Utilities - Electric)                               $   15      $ 15,164
--------------------------------------------------------------------------------
  South Africa - 0.6%
    Republic of South Africa, 8.375s, 2006
      (Government)                                         $    5      $  5,000
--------------------------------------------------------------------------------
  Thailand - 1.2%
    Northrop-Grumman Corp., 9.375s, 2024
      (Aerospace)                                          $    5      $  5,594
    Total Access Communications, 8.375s, 2006
      (Telecommunications)##                                    5         5,016
                                                                       --------
                                                                       $ 10,610
--------------------------------------------------------------------------------
Total Foreign Bonds                                                    $ 56,137
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $705,657)                                $711,934
--------------------------------------------------------------------------------
Short-Term Obligation - 25.8%
--------------------------------------------------------------------------------
  Federal Home Loan Bank, due 1/02/97, at
    Amortized Cost                                         $  220      $219,936
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $925,593)                          $931,870
Other Assets, Less Liabilities - (9.2)%                                 (78,669)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                    $853,201
--------------------------------------------------------------------------------
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $925,593)                 $931,870
  Cash                                                                10,219
  Receivable for Series shares sold                                      659
  Interest receivable                                                 12,654
  Receivable from investment adviser                                  14,958
  Deferred organization expenses                                       7,009
  Other assets                                                             2
                                                                    --------
      Total assets                                                  $977,371
                                                                    --------
Liabilities:
  Payable for Series shares reacquired                              $     86
  Payable for investments purchased                                  104,021
  Payable to affiliate for management fee                                 41
  Accrued expenses and other liabilities                              20,022
                                                                    --------
      Total liabilities                                             $124,170
                                                                    --------
Net assets                                                          $853,201
                                                                    ========
Net assets consist of:
  Paid-in capital                                                   $850,160
  Unrealized appreciation on investments                               6,277
  Accumulated net realized loss on investments                        (3,478)
  Accumulated undistributed net investment income                        242
                                                                    --------
      Total                                                         $853,201
                                                                    ========
Shares of beneficial interest outstanding                            84,785
                                                                     ======
Net asset value per share
  (net assets of $853,201 / 84,785 shares of beneficial interest
  outstanding)                                                       $10.06
                                                                     ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended December 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $33,192
                                                                     -------
  Expenses -
    Management fee                                                   $ 2,924
    Trustees' compensation                                             2,033
    Shareholder servicing agent fee                                      169
    Auditing fees                                                     21,306
    Printing                                                          13,563
    Custodian fee                                                      2,266
    Amortization of organization expenses                              1,842
    Legal fees                                                         1,026
    Miscellaneous                                                        728
                                                                     -------
      Total expenses                                                 $45,857
    Fees paid indirectly                                                (154)
    Reduction of expenses by investment adviser                      (40,829)
                                                                     -------
      Net expenses                                                   $ 4,874
                                                                     -------
        Net investment income                                        $28,318
                                                                     -------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions (identified cost basis)   $(3,478)
                                                                     -------
  Change in unrealized appreciation on investments                   $ 2,384
                                                                     -------
    Net realized and unrealized loss on investments                  $(1,094)
                                                                     -------
      Increase in net assets from operations                         $27,224
                                                                     =======
See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------
                                              Year Ended         Period Ended
                                       December 31, 1996   December 31, 1995*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                         $ 28,318             $  2,011
  Net realized gain (loss) on
    investments                                   (3,478)                 643
  Net unrealized gain on investments               2,384                3,893
                                                --------             --------
    Increase in net assets from
      operations                                $ 27,224             $  6,547
                                                --------             --------
Distributions declared to shareholders -
  From net investment income                    $(28,266)            $ (2,011)
  From net realized gain on
    investments                                    --                    (453)
                                                --------             --------
      Total distributions declared to
        shareholders                            $(28,266)            $ (2,464)
                                                --------             --------
Series share (principal) transactions -
  Net proceeds from sale of shares              $683,975             $217,828
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                 28,266                2,464
  Cost of shares reacquired                      (85,933)              (5,040)
                                                --------             --------
    Increase in net assets from
      Series share transactions                 $626,308             $215,252
                                                --------             --------
      Total increase in net assets              $625,266             $219,335
Net assets:
  At beginning of period                         227,935                8,600
                                                --------             --------
  At end of period (including
    accumulated undistributed net
    investment income of $242 and $0,
    respectively)                               $853,201             $227,935
                                                ========             ========

*For the period from the commencement of investment operations, October 24, 1995 to December 31, 1995.

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------
                                             Year Ended           Period Ended
                                      December 31, 1996      December 31, 1995*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $10.19               $ 10.00
                                                 ------               -------
Income from investment operations# -
  Net investment income(S)                       $ 0.58               $  0.09
  Net realized and unrealized gain (loss) on
    investments                                   (0.36)                 0.21
                                                 ------               -------
    Total from investment operations             $ 0.22               $  0.30
                                                 ------               -------
Less distributions declared to shareholders -
  From net investment income                     $(0.35)              $ (0.09)
  From net realized gain on investments             --                  (0.02)
                                                 ------               -------
    Total distributions declared to
      shareholders                               $(0.35)              $ (0.11)
                                                 ------               -------
Net asset value - end of period                  $10.06               $ 10.19
                                                 ======               =======
Total return                                      2.09%                 3.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                        1.00%                 1.00%+
  Net investment income                           5.84%                 4.89%+
Portfolio turnover                                 231%                   55%
Net assets at end of period (000 omitted)        $  853               $   228

  * For the period from the commencement of investment operations, October 24, 1995 to December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
(S) The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

  Net investment loss                           $(0.26)              $ (0.70)
  Ratios (to average net assets):
    Expenses                                     9.45%                43.85%+
    Net investment loss                        (2.61)%              (37.96)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS Emerging Growth Series, MFS Growth with Income Series, MFS High Income Series, MFS Limited Maturity Series, MFS Money Market Series, MFS Research Series, MFS Strategic Fixed Income Series, MFS Total Return Series, MFS Utilities Series, MFS Value Series and MFS World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1996 there were eight shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custodian bank calculates its fee based on the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $190 was reclassified from accumulated net realized loss on investments to accumulated undistributed net investment income due to differences between book and tax accounting for distributions. This change had no effect on the net assets or net asset value per share. At December 31, 1996, accumulated undistributed net investment income and accumulated net realized loss on investments under book accounting were different from tax accounting due to temporary differences in accounting for wash sales and spillbacks.

At December 31, 1996, the Series, for federal income tax purposes, had a capital loss carryforward of $3,306 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees, which exceed 0.40% of the Series' average daily net assets. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.40% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $58,452, including $40,829 incurred in the current year.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       Purchases         Sales
------------------------------------------------------------------------------
U.S. government securities                              $575,086      $373,317
                                                        ========      ========
Investments (non-U.S. government securities)            $833,741      $558,370
                                                        ========      ========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $925,593
                                                                     ========
Gross unrealized appreciation                                        $  8,930
Gross unrealized depreciation                                          (2,653)
                                                                     --------
    Net unrealized appreciation                                      $  6,277
                                                                     ========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                    Year Ended                  Period Ended
                    December 31, 1996           December 31, 1995*
                    --------------------------  --------------------------
                        Shares         Amount       Shares         Amount
--------------------------------------------------------------------------
Shares sold             68,218       $683,975       21,762       $217,828
Shares issued to
 shareholders in
 reinvestment of
 distributions           2,796         28,266          242          2,464
Shares reacquired       (8,589)       (85,933)        (504)        (5,040)
                        ------       --------       ------       --------
    Net increase        62,425       $626,308       21,500       $215,252
                        ======       ========       ======       ========
* For the period from the commencement of investment operations, October 24, 1995 to December 31, 1995.

(6) Line of Credit
The Series entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1996 was $6.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Bond
Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from October 24, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Series at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 7, 1997

                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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